RESTRUCTURING	12 Months Ended
Dec. 31, 2010
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
RESTRUCTURING
2009 Restructuring
On June 30, 2009, the Company’s Board of Directors approved a restructuring plan related to the Company’s acquisition of Rohm and Haas Company (“Rohm and Haas”) as well as actions to advance the Company’s strategy and to respond to continued weakness in the global economy. The restructuring plan included the elimination of approximately 2,500 positions primarily resulting from synergies to be achieved as a result of the acquisition of Rohm and Haas. In addition, the plan included the shutdown of a number of manufacturing facilities. These actions are expected to be completed primarily by the end of 2011. As a result of the restructuring activities, the Company recorded pretax restructuring charges of $677 million in the second quarter of 2009, consisting of asset write-downs and write-offs of $454 million, costs associated with exit or disposal activities of $68 million and severance costs of $155 million. The impact of the charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in the Company’s segment results as shown in the following table, which also reflects adjustments made in 2009 to the 2009 plan, the 2008 plan (as discussed below and in the sections titled “2008 Restructuring”) and the 2007 plan.

2009 Restructuring Charges by Operating Segment In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Electronic and Functional Materials	$48	$—	$—	$48
Coatings and Infrastructure Solutions	258	4	—	262
Performance Materials	2	—	—	2
Performance Plastics	1	—	—	1
Feedstocks and Energy	140	—	—	140
Corporate	5	64	155	224
Total 2009 restructuring charges	$454	$68	$155	$677
Adjustments to restructuring charges:
2009 - Corporate	—	13	—	13
2008 - Corporate	—	—	19	19
2007 - Agricultural Sciences	—	(15)	—	(15)
2007 - Corporate	—	—	(5)	(5)
Net 2009 restructuring charges	$454	$66	$169	$689

Details regarding the components of the 2009 restructuring charges and adjustments to restructuring charges are discussed below:
Impairment of Long-Lived Assets and Other Assets
The restructuring charges related to the write-down or write-off of assets totaled $454 million. Write-downs were related to Dow’s facilities located in Hahnville and Plaquemine, Louisiana; the United States Federal Trade Commission (“FTC”) required divestiture of certain acrylic monomer and specialty latex assets in North America; and other small manufacturing facilities where the acquisition of Rohm and Haas resulted in overlapping manufacturing capabilities. Details regarding these write-downs or write-offs are as follows:

•	Due to continued weakness in the global economy, the decision was made to shut down a number of hydrocarbon and basic chemicals facilities, with an impact of $126 million, including the following:

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Ethylene manufacturing facility in Hahnville, Louisiana. A write-off of the net book value of the related buildings, machinery and equipment against the Feedstocks and Energy segment was recorded. The facility shut down in the second quarter of 2009.

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Ethylene oxide/ethylene glycol manufacturing facility in Hahnville, Louisiana. A write-off of the net book value of the related buildings, machinery and equipment against the Feedstocks and Energy segment was recorded. The facility shut down in the second quarter of 2009.

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Ethylene dichloride and vinyl chloride monomer manufacturing facility in Plaquemine, Louisiana. A write-down of the net book value of the related buildings, machinery and equipment against the Feedstocks and Energy segment was recorded. The facility will shut down in mid-2011.

•	With the completion of the Company’s acquisition of Rohm and Haas, the following charges were recognized:

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Due to an expected loss arising from the FTC required divestitures of certain acrylic monomer and specialty latex assets within eight months of the closing of the acquisition of Rohm and Haas, the Company recognized an impairment charge of $205 million against the Coatings and Infrastructure Solutions segment in the second quarter of 2009. The divestiture of the assets was completed in January 2010 (see Note E).

◦
The decision was made to shut down a number of small manufacturing facilities to optimize the assets of the Company. Write-downs of $96 million were recorded in the second quarter of 2009, primarily impacting the Electronic and Functional Materials ($46 million) and Coatings and Infrastructure Solutions ($48 million) segments.

The restructuring charges in the second quarter of 2009 also included the write-off of capital project spending ($20 million) and other assets ($7 million) associated with plant closures. These charges were reflected in the results of the operating segments impacted by the restructuring activities.
Costs Associated with Exit or Disposal Activities
The restructuring charges for costs associated with exit or disposal activities totaled $68 million in the second quarter of 2009 and included environmental remediation of $64 million, impacting Corporate, with the remainder relating to contract termination fees and other charges. In the fourth quarter of 2009, the Company increased the reserve by $13 million to reflect additional expense for pension settlements related to the Rohm and Haas acquisition.
Severance Costs
The restructuring charges included severance of $155 million for the separation of approximately 2,500 employees under the terms of the Company’s ongoing benefit arrangements, primarily over two years. These costs were charged against Corporate. At December 31, 2009, severance of $72 million had been paid and a currency adjusted liability of $84 million remained for approximately 1,221 employees. At December 31, 2010, severance of $149 million had been paid and a currency adjusted liability of $6 million remained for approximately 189 employees, with anticipated departure dates scheduled primarily in the first quarter of 2011.

The following table summarizes the activities related to the Company’s restructuring reserve:

2009 Restructuring Activities In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Restructuring charges recognized in the second quarter of 2009	$454	$68	$155	$677
Adjustment to reserve	—	13	—	13
Charges against reserve	(454)	(13)	—	(467)
Cash payments	—	—	(72)	(72)
Foreign currency impact	—	—	1	1
Reserve balance at December 31, 2009	$—	$68	$84	$152
Adjustments to reserve	21	7	1	29
Charges against reserve	(21)	(7)	—	(28)
Cash payments	—	—	(77)	(77)
Foreign currency impact	—	—	(2)	(2)
Reserve balance at December 31, 2010	$—	$68	$6	$74

Dow expects to incur future costs related to its restructuring activities, as the Company continually looks for ways to enhance the efficiency and cost effectiveness of its operations, and to ensure competitiveness across its businesses and across geographic areas. Future costs are expected to include demolition costs related to the closed facilities, which will be recognized as incurred. The Company also expects to incur additional employee-related costs, including involuntary termination benefits, related to its other optimization activities. These costs cannot be reasonably estimated at this time.
2010 Adjustments to 2009 and 2008 Restructuring Plans
In the first quarter of 2010, the Company recorded an additional $8 million charge to adjust the impairment of long-lived assets and other assets related to the FTC required divestitures completed in the first quarter of 2010, and an additional $8 million charge related to the shutdown of a small manufacturing facility under the 2009 restructuring plan. The impact of these charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in the following operating segments: Electronic and Functional Materials ($8 million) and Coatings and Infrastructure Solutions ($8 million).
In the second quarter of 2010, the Company recorded additional restructuring charges of $13 million, which included the write-off of other assets of $5 million, additional costs associated with exit or disposal activities of $7 million and additional severance of $1 million related to the FTC required divestitures that were included in the 2009 restructuring plan. The impact of these charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in Coatings and Infrastructure Solutions ($12 million) and Corporate ($1 million).
In the fourth quarter of 2010, the Company decreased the severance reserve for the 2008 restructuring plan by $3 million to adjust the reserve to the remaining future payments. The impact of this adjustment is shown as “Restructuring charges” in the consolidated statements of income and was reflected in Corporate.
2009 Adjustments to 2008 and 2007 Restructuring Plans
In the first quarter of 2009, the Company increased the severance reserve for the 2008 restructuring plan by $19 million, for an additional workforce reduction of approximately 500 employees. The increase was reflected in Corporate.
In the second quarter of 2009, the Company reduced the 2007 restructuring reserve related to contract termination fees by $15 million as a result of the Company’s acquisition of Rohm and Haas, impacting the Agricultural Sciences segment. The initial liability established in 2007 included contract termination fees related to the cancellation of contract manufacturing agreements between the Company and Rohm and Haas. Following completion of the acquisition, the liability for these fees was reversed.
In the fourth quarter of 2009, the Company reduced the severance reserve for the 2007 restructuring plan by $5 million as redeployment opportunities for affected employees were identified. The decrease was reflected in Corporate.

Restructuring Reserve Assumed from Rohm and Haas
Included in liabilities assumed in the April 1, 2009 acquisition of Rohm and Haas was a reserve of $122 million for severance and employee benefits for the separation of 1,255 employees under the terms of Rohm and Haas’ ongoing benefit arrangement. The separations resulted from plant shutdowns, production schedule adjustments, productivity improvements and reductions in support services. In the fourth quarter of 2009, the Company decreased the severance reserve assumed from Rohm and Haas by $9 million, recorded in “Cost of sales,” to adjust the reserve to the expected future severance payments. In the nine-month period following the acquisition, severance of $43 million was paid, leaving a currency adjusted liability of $68 million for approximately 552 employees at December 31, 2009.

In the second quarter of 2010, the Company decreased the restructuring reserve $10 million due to the divestiture of the Powder Coatings business and to adjust the reserve to expected future severance payments. In the second half of 2010, the Company decreased the restructuring reserve $24 million to adjust the reserve to expected future severance payments. The impact of these adjustments is shown as “Cost of sales” in the consolidated statements of income and was reflected in Corporate. In 2010, severance of $25 million was paid, leaving a currency adjusted liability of $12 million at December 31, 2010; $5 million for employees who have left the Company and will continue to receive annuity payments primarily through the third quarter of 2011 and $7 million for approximately 44 employees. Cash payments are expected to be complete by mid-2011.

Restructuring Reserve Assumed from Rohm and Haas In millions	Severance Costs
Reserve balance assumed on April 1, 2009	$122
Cash payments	(43)
Adjustment to reserve	(9)
Foreign currency impact	(2)
Reserve balance at December 31, 2009	$68
Cash payments	(25)
Adjustments to reserve	(34)
Foreign currency impact	3
Reserve balance at December 31, 2010	$12

2008 Restructuring
On December 5, 2008, the Company’s Board of Directors approved a restructuring plan as part of a series of actions to advance the Company’s strategy and respond to the severe economic downturn. The restructuring plan included the shutdown of a number of facilities and a global workforce reduction, which were substantially completed in 2010. As a result of the shutdowns and global workforce reduction, the Company recorded pretax restructuring charges of $785 million in the fourth quarter of 2008. The charges consisted of asset write-downs and write-offs of $336 million, costs associated with exit or disposal activities of $128 million and severance costs of $321 million. The impact of the charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in the Company’s segment results as shown in the following table, which also reflects adjustments made in 2008 to the 2007 and 2006 restructuring charges.

2008 Restructuring Charges by Operating Segment
In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Electronic and Functional Materials	$10	$—	$—	$10
Coatings and Infrastructure Solutions	15	1	—	16
Performance Materials	99	21	—	120
Performance Plastics	120	2	—	122
Feedstocks and Energy	84	3	—	87
Corporate	8	101	321	430
Total 2008 restructuring charges	$336	$128	$321	$785
Adjustments to 2007 restructuring charges:
Performance Materials	—	2	—	2
Agricultural Sciences	—	3	—	3
Performance Plastics	30	20	—	50
Corporate	—	5	—	5
Adjustments to 2006 restructuring charges:
Feedstocks and Energy	—	(3)		(3)
Corporate	—	—	(3)	(3)
Net 2008 restructuring charges	$366	$155	$318	$839

Details regarding the components of the 2008 restructuring charges are discussed below:

Impairment of Long-Lived Assets and Other Assets
The restructuring charges related to the write-down or write-off of assets in 2008 totaled $336 million and included the impact of plant closures and impairments of $288 million. The most significant write-downs were related to Dow’s facilities located in Oyster Creek, Freeport, Seadrift and Texas City, Texas; Pittsburg, California; Terneuzen, The Netherlands; Varennes, Quebec, Canada; Plaquemine, Louisiana; Aratu, Brazil; King’s Lynn and Wilton, England; assets related to the pending sale of the automotive sealants business in Europe; and project investment costs related to a potential joint venture in Oman. Details regarding these write-downs or write-offs are as follows:

•	Due to a severe economic downturn, the Company decided in the fourth quarter of 2008 to shut down a number of facilities, including the following:

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Chlor-alkali manufacturing facility in Oyster Creek, Texas. A $31 million write-off of the net book value of the related buildings, machinery and equipment against the Feedstocks and Energy segment was recorded in the fourth quarter of 2008. This facility was shut down in the first quarter of 2009.

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Styrene and styrene derivatives manufacturing facilities principally in Freeport, Texas; Pittsburg, California; Terneuzen, The Netherlands; King’s Lynn, England; and Varennes, Canada. A $37 million write-off of the net book value of the related buildings, machinery and equipment was recorded in the fourth quarter of 2008 against the Feedstocks and Energy ($14 million), Performance Plastics ($6 million), Performance Materials ($10 million) and Coatings and Infrastructure Solutions ($2 million) segments, as well as Corporate ($5 million). The facilities were shut down in the fourth quarter of 2009.

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Facilities that manufacture NORDELTM hydrocarbon rubber in Seadrift, Texas, and TYRINTM chlorinated polyethylene in Plaquemine, Louisiana. A $36 million write-down of the net book value of the related buildings, machinery and equipment against the Performance Plastics ($22 million) and Performance Materials ($14 million) segments was recorded in the fourth quarter of 2008. Both facilities were closed in the first quarter of 2009.

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Solution vinyl resin manufacturing facilities in Texas City, Texas. A $26 million write-down of the net book value of the related buildings, machinery and equipment against the Performance Materials segment was recorded in the fourth quarter of 2008. This plant was shut down in the third quarter of 2009.

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Perchloroethylene/carbon tetrachloride manufacturing facility in Aratu, Brazil. An $11 million write-off of the net book value of the related buildings, machinery and equipment against the Performance Materials segment was recorded in the fourth quarter of 2008. This facility was closed in the second quarter of 2010.

◦	In addition to the locations described above, the restructuring charges for plant closures included $26 million related to the shutdown of several small production facilities.

•
The Company decided in the fourth quarter of 2008 to pursue strategic alternatives regarding its Wilton, England, ethylene oxide/ethylene glycol (“EO/EG”) plant. Based on the results of asset impairment testing, an impairment charge of $30 million against the Feedstocks and Energy segment was recorded in the fourth quarter of 2008. The plant was shut down in January 2010.

•
Due to an expected loss on the pending sale of the automotive sealants business in Europe, an impairment charge of $8 million against the Performance Materials segment was recorded in the fourth quarter of 2008. The business was sold in the first quarter of 2009.

•
Due to a change in scope, the Company’s investment (primarily engineering costs) in a project to form a joint venture to design, build and operate a petrochemical complex in Oman was written down. An $83 million write-down of the project-related spending against the Performance Plastics segment was recorded in the fourth quarter of 2008.

The restructuring charges in the fourth quarter of 2008 also included the write-off of capital project spending ($13 million); spare parts ($9 million) and catalysts ($6 million) associated with plant closures; other assets ($5 million); as well as a loss on the sale of inventory ($15 million) associated with the divestiture of the automotive sealants business in Europe. These write-offs were related to the businesses involved in the shutdown of assets and were therefore reflected in the results of various operating segments.
Costs Associated with Exit or Disposal Activities
The restructuring charges for costs associated with exit or disposal activities totaled $128 million in 2008 and included pension curtailment costs and termination benefits of $88 million reflected in Corporate; and environmental remediation and asbestos abatement of $40 million primarily impacting Performance Materials and Corporate.
Severance Costs
As a result of the Company’s decision to shut down assets around the world and implement a global workforce reduction, the restructuring charges included severance of $321 million for the separation of approximately 3,000 employees under the terms of Dow’s ongoing benefit arrangements. These costs were charged against Corporate. In the first quarter of 2009, the Company increased the severance reserve by $19 million, including approximately 500 additional employees. At December 31, 2009, severance of $289 million had been paid and a currency adjusted liability of $53 million remained for approximately 293 employees. In the fourth quarter of 2010, the Company decreased the severance reserve by $3 million to adjust the reserve to the remaining future payments. The impact of this adjustment is shown as “Restructuring charges” in the consolidated statements of income and was reflected in Corporate. At December 31, 2010, severance of $316 million had been paid and employee separations were substantially complete. A currency adjusted liability of $22 million remained at December 31, 2010, largely for employees who have left the Company and will continue to receive annuity payments primarily through 2018.

The following table summarizes the activities related to the Company’s restructuring reserve:

2008 Restructuring Activities In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Restructuring charges recognized in the fourth quarter of 2008	$336	$128	$321	$785
Cash payments	—	—	(2)	(2)
Charges against reserve	(336)	—	—	(336)
Reserve balance at December 31, 2008	$—	$128	$319	$447
Adjustment to reserve	—	—	19	19
Cash payments	—	—	(287)	(287)
Foreign currency impact	—	7	2	9
Reserve balance at December 31, 2009	$—	$135	$53	$188
Adjustment to reserve	—	—	(3)	(3)
Cash payments	—	—	(27)	(27)
Foreign currency impact	—	(3)	(1)	(4)
Reserve balance at December 31, 2010	$—	$132	$22	$154

The shutdowns and optimization activities related to the 2008 restructuring plan were substantially complete in 2010, with remaining liabilities primarily related to pension, environmental remediation and severance to be paid over time.
2008 Adjustments to 2007 and 2006 Restructuring Plans
In 2008, adjustments were made to the 2007 restructuring plan to increase the reserve for environmental remediation $5 million (impacting Corporate). The 2007 restructuring reserve was also increased $5 million for contract termination fees, reflected in Performance Materials ($2 million) and Agricultural Sciences ($3 million). In the fourth quarter of 2008, Pétromont, a nonconsolidated affiliate, announced the permanent shutdown of its operations. As a result of this announcement, the Company recorded an additional charge of $50 million against the 2007 restructuring plan (impacting the Performance Plastics segment).
In 2008, adjustments were made to the 2006 restructuring plan to decrease the reserve for environmental remediation $3 million (impacting the Feedstocks and Energy segment) and to decrease the severance reserve $3 million (impacting Corporate).